UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 6, 2007

                          Emerging Media Holding, Inc.

               (Exact Name of Registrant as Specified in Charter)

                                     Nevada

                 (State or Other Jurisdiction of Incorporation)

                 0-52408                                   13-1026995
         (Commission File Number)              (IRS Employer Identification No.)

 1809 E. Broadway St., Suite 175, Oviedo, FL                  32765
   (Address of Principal Executive Offices)                 (Zip Code)

                                 (407) 620-1063
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


On July 5, 2007 the Board of Directors appointed Ms. Oxana Boico as a new Board Member and the Chief Accounting Officer of the Company. Since February of 2005, Ms. Boico was a comptroller of the Company and reported directly to Iurie Bordian, the CEO of the Company.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2007                      Emerging Media Holdings Inc.

                                         By: /s/ Iurie Bordian
                                             -----------------------------------
                                             Name:Iurie Bordian
                                             Title: Chief Executive Officer